Exhibit 99.3

SECOND LIEN STOCK PURCHASE AGREEMENT

THIS SECOND LIEN STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of March 18, 2013, by and among Erickson Air-Crane Incorporated, a Delaware corporation (“Erickson”), Evergreen International Aviation, Inc., an Oregon corporation (“Evergreen”), and each of the persons listed on Exhibit A hereto (the “Investors”). Erickson, Evergreen and the Investors shall be referred to herein collectively as the “Parties” and individually as a “Party.” Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

RECITALS

WHEREAS, Evergreen, Erickson and EAC Acquisition Corporation, a Delaware corporation, and wholly owned subsidiary of Erickson (“Buyer”), have entered into that certain Stock Purchase Agreement, dated as of March 18, 2013 (as in effect on the date hereof and without giving effect to any amendment, modification, supplement or restatement thereof, the “Purchase Agreement”), pursuant to which Buyer is acquiring from Evergreen all of the capital stock of Evergreen Helicopters, Inc., an Oregon corporation (“EHI”), subject to the terms and conditions set forth in the Purchase Agreement, including, but not limited to, receipt by Evergreen of the Purchase Price, including the Stock Consideration (the “EHI Sale”); and

WHEREAS, Evergreen owes an aggregate amount of $125,000,000 to the Investors under the Second Lien Credit Facility (the “Debt”); and

WHEREAS, substantially concurrent with the Closing, the Investors have agreed, on the terms and subject to the conditions set forth herein, to purchase from Evergreen all of the Stock Consideration (except as provided herein) in exchange for (i) cash and (ii) payment, satisfaction and discharge of $40,000,000 of the Debt as if paid in cash (the “Stock Purchase”);

WHEREAS, to facilitate the Stock Purchase, at the Closing, Erickson will, at the direction of Evergreen, issue and deliver directly to the Investors the Stock Consideration purchased by the Investors pursuant to this Agreement, and the Parties will confirm the accuracy of the representations and warranties contained herein;

WHEREAS, the Investors have agreed to support the transactions contemplated by the Purchase Agreement, on the terms and conditions set forth in that certain Waiver, Forbearance and Consent No. 1 To Second Lien Credit Agreement, dated as of the date hereof (the “2nd Lien Consent Agreement”), by and among Evergreen, certain Affiliates of Evergreen and the Investors;

WHEREAS, on the date hereof, certain holders of First Lien Loans (the “Initial Consenting 1st Lien Lenders”) have executed that certain Waiver, Forbearance and Consent No. 1 To First Lien Credit Agreement (the “1st Lien Consent Agreement”), by and among Evergreen, certain Affiliates of Evergreen and such holders of First Lien Loans, pursuant to which, among other things, and on the terms and subject to the conditions set forth therein, such Initial Consenting 1st Lien Lenders have agreed to consent to the EHI Sale and certain other matters;

WHEREAS, also on the date hereof, as required by the 1st Lien Consent Agreement, the Initial Consenting 1st Lien Lenders have executed that certain First Lien Securities Purchase Agreement (the “1st Lien SPA”), by and among Erickson, Evergreen and the Initial Consenting 1st Lien Lenders, pursuant to which, among other things, and on the terms and subject to the conditions set forth therein, the Initial Consenting 1st Lien Lenders have agreed to purchase from Evergreen (i) solely with respect to Initial Consenting 1st Lien Lenders that, pursuant to the 1st Lien Consent Agreement, fail to elect to receive cash in lieu of their respective pro rata portion of the Stock Consideration, their respective pro rata portion of the Stock Consideration, and (ii) their respective principal amount of the Purchase Price Note, in exchange for payment, satisfaction and discharge of a portion of the indebtedness owed by Evergreen to such Initial Consenting 1st Lien Lenders under the First Lien Credit Facility as if paid in cash; and

WHEREAS, any holder of First Lien Loans that is not an Initial Consenting 1st Lien Lender may, subsequent to the date hereof, execute and deliver to Evergreen the 1st Lien Consent Agreement (each such lender, a “Subsequent Consenting 1st Lien Lender” and the Subsequent Consenting 1st Lien Lenders, together with the Initial Consenting 1st Lien Lenders, the “Consenting 1st Lien Lenders”), in which case, (i) such Subsequent Consenting 1st Lien Lender is required to become a party to the 1st Lien SPA and (ii) in the event that such Subsequent Consenting 1st Lien Lender fails to elect pursuant to the 1st Lien Consent Agreement to receive cash from Evergreen in lieu of such Subsequent Consenting 1st Lien Lender’s pro rata share of the Stock Consideration, the number of Purchased Shares – Tranche 2 (as defined herein) to be purchased by the Investors hereunder, and the corresponding Cash Obligation (as defined herein) of each Investor hereunder, shall be reduced as described in more detail herein.

NOW, THEREFORE, in consideration of the foregoing premises and of the respective covenants and agreements contained herein, the Parties agree as follows:

1. Purchase and Sale of Stock Consideration.

(a) Tranche 1.

(i) On the terms and conditions set forth herein, each Investor will purchase, acquire and accept from Evergreen, and Evergreen will sell, assign, transfer and convey to such Investor, free and clear of all Liens, that number of shares of the Stock Consideration set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchased Shares – Tranche 1” (as to each Investor, its “Purchased Shares – Tranche 1”).

(ii) Upon receipt by each Investor of its respective Purchased Shares – Tranche 1, such Investor agrees and acknowledges that, without further action or notice by Evergreen, such Investor or any other Person, the amount of Debt set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchased Shares – Tranche 1” shall be deemed paid, satisfied and discharged on a dollar-for-dollar basis as if paid in cash.

(b) Tranche 2. In addition, each Investor will purchase, acquire and accept from Evergreen, and Evergreen will sell, assign, transfer and convey to such Investor, free and clear of all Liens, that number of shares of the Stock Consideration set forth opposite such Investor’s name on Exhibit B hereto under the heading “Purchased Shares – Tranche 2” (as to each Investor, its “Purchased Shares – Tranche 2” and, together with the Purchased Shares – Tranche 1, the “Purchased Shares”). In consideration for such Purchased Shares – Tranche 2, such Investor shall deliver, at the direction of Evergreen (which direction is hereby irrevocably given by Evergreen), to the Consenting 1st Lien Lenders, cash equal to the amounts set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchased Shares – Tranche 2” (as to each Investor, its “Cash Obligation”), which amounts shall be paid by wire transfer of immediately available funds to the accounts that Evergreen shall have designated for such Consenting 1st Lien Lenders at least two (2) Business Days prior to the Closing Date.

(c) All certificates or other instruments representing the Purchased Shares (which, for purposes of this Section 1(d), shall include the Purchased Shares, as well as any shares of Erickson Common Stock issuable upon conversion of the Purchased Shares) will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(d) The Parties acknowledge that a Subsequent Consenting 1st Lien Lender (x) is required to become a party to the 1st Lien SPA by executing and delivering to Evergreen and Erickson a counterpart signature page to such agreement and (y) solely with respect to a Subsequent Consenting 1st Lien Lender that, pursuant to the 1st Lien Consent Agreement, fails to elect to receive cash in lieu of its respective pro rata portion of the Stock Consideration (such failure, a “Stock Default Election”), shall receive its Pro Rata Share (as defined below) of the 1st Lien Stock Consideration (as defined below) (as to each such Subsequent Consenting 1st Lien Lender, its “Share Allocation Amount”), and the Parties agree that, upon the occurrence of each Stock Default Election, the aggregate number of Purchased Shares – Tranche 2 to be purchased by the Investors hereunder shall be reduced by the applicable Share Allocation Amount (pro rata among the Investors based on each Investor’s proportional share of Purchased Shares – Tranche 2 to be purchased by such Investor hereunder) and the Cash Obligation of each Investor shall be correspondingly reduced at the rate of $11.85 per share. Evergreen shall deliver to Erickson and each Investor (x) an updated version of Exhibit B, to the extent updating is required, within two (2) Business Days after the date of the deadline for Subsequent Consenting 1st Lien Lenders to become a party to the 1st Lien Consent Agreement pursuant to the terms thereof, and (y) a final version of Exhibit B at least two (2) Business Days prior to the Closing Date, in each case, which shall specify, as to each Investor, (i) the number of Purchased Shares – Tranche 2 to be purchased by such Investor hereunder and (ii) the Cash Obligation of such Investor hereunder; provided, however, that in no event shall (A) the total number of Purchased Shares – Tranche 1 to be purchased hereunder exceed 3,375,527.43, (B) the total number of Purchased Shares – Tranche 2 to be purchased by the Investors hereunder exceed 632,911.39, (C) the total number of Purchased Shares – Tranche 1 to be purchased by any Investor exceed the number of Purchased Shares – Tranche 1 set forth opposite its name on

Exhibit A hereto under the heading “Purchased Shares – Tranche 1” or the total number of Purchased Shares – Tranche 2 to be purchased by any Investor exceed its pro rata share of the Purchased Shares – Tranche 2 after giving effect to the foregoing adjustments or (D) the aggregate Cash Obligation of the Investors hereunder exceed the product of (1) the actual number of Purchased Shares – Tranche 2 that are purchased by the Investors hereunder, multiplied by (2) $11.85. For purposes hereof, (i) “Pro Rata Share” means, as to any Consenting 1st Lien Lender, a fraction (expressed as a percentage), the numerator of which is the amount of Debt held by such Consenting 1st Lien Lender, and the denominator of which is the amount of Debt held by all Consenting 1st Lien Lenders and (ii) “1st Lien Stock Consideration” means 632,911.39 shares of Stock Consideration.

2. Closing Conditions; Termination.

(a) The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to each of the following conditions:

(i) the effectiveness of the Closing without giving effect to any waivers thereto;

(ii) the effectiveness of the 2nd Lien Consent Agreement;

(iii) delivery by Erickson to each Investor of a stock certificate representing such Investor’s respective Purchased Shares as set forth on Exhibit A hereto; and

(iv) delivery by each Investor to each of Erickson and Evergreen, and by each of Erickson and Evergreen to each Investor, of a certificate of an officer of such Party confirming the continued accuracy of such Party’s representations and warranties contained herein as of the date hereof and thereof.

(b) Notwithstanding anything to the contrary, if the conditions to closing set forth in Section 2(a) have not been satisfied on or prior to July 16, 2013, at any time thereafter (i) any Investor may terminate this Agreement by giving written notice to the other Parties, and upon such termination, such Investor shall not have any ongoing obligations or liabilities to any other Party hereunder except as expressly provided otherwise herein; and (ii) Erickson or Evergreen may terminate this Agreement by giving written notice to the other Parties, and upon such notice, no Party shall have any ongoing obligations or liabilities to any other Party hereunder except as expressly provided otherwise herein.

3. Investor Representations and Warranties.

Each Investor represents and warrants, severally and not jointly, to Erickson and Evergreen as follows:

(a) The execution, delivery and performance of this Agreement by such Investor, including acquisition of the Purchased Shares, has been duly and validly authorized by all requisite corporate or other entity action, and no further approval or authorization is required. This Agreement has been duly and validly executed and delivered by such Investor and constitutes a valid, legal and binding agreement of such Investor, enforceable against such

Investor in accordance with its terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application affecting enforcement of creditors’ rights generally, and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

(b) Such Investor is acquiring the Purchased Shares for its own account solely for investment purposes, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchased Shares.

(c) Such Investor is an investor in securities of companies similar to Erickson and acknowledges that it is able to bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Purchased Shares.

(d) Such Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect. Such Investor acknowledges that each of Erickson and Evergreen is relying upon the representations and warranties made in this Agreement in connection with the issuance of the Purchased Shares in accordance with Section 4(a)(2) under the Securities Act.

(e) Such Investor acknowledges that except as set forth in this Agreement, neither Evergreen nor Erickson has made representations, warranties, agreements or undertakings to such Investor with respect to the transactions contemplated hereby, the Purchased Shares or the business operations or future prospects of Erickson. Such Investor further represents and warrants that, in executing and delivering this Agreement, it has not relied on any statement or representation made by Evergreen or Erickson or any legal counsel or investment advisor to or other agent or representative of Evergreen or Erickson. Such Investor has obtained, at its expense, to the extent such Investor deems necessary, its own personal professional advice with respect to the risks, benefits and suitability of the transactions contemplated hereby.

(f) Unless such Investor has indicated otherwise below such Investor’s signature on the signature page hereto, such Investor is, and at Closing shall be, a “Citizen of the United States” as that term is defined in 49 USC §40102.

4. Erickson Representations and Warranties; Covenants.

Erickson hereby represents, warrants and covenants to Evergreen and each Investor as follows:

(a) Erickson is a corporation duly organized and validly existing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would reasonably be expected to have a material adverse effect on the business and operations of Erickson. Erickson has the requisite corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted.

(b) Erickson has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the issuance of the Purchased Shares and the issuance of shares of Erickson Common Stock upon the conversion of the Purchased Shares, have been duly authorized by all necessary corporate action, other than the approval by Erickson’s stockholders of the conversion of the Purchased Shares into shares of Erickson Common Stock, on the part of Erickson, and no other corporate proceedings are necessary to authorize this Agreement or for Erickson to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Erickson and constitutes a valid, legal and binding agreement of Erickson, enforceable against Erickson in accordance with its terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

(c) Prior to the closing of the transactions contemplated hereby, the Purchased Shares shall have been duly authorized by all necessary corporate action, and when issued and sold against receipt of the consideration therefor, the Purchased Shares will be validly issued, fully paid and nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Following receipt of the requisite approval by the stockholders of Erickson of the conversion of the Purchased Shares into shares of Erickson Common Stock, the shares of Erickson Common Stock issuable upon the conversion of the Purchased Shares will have been duly authorized by all necessary corporate action and when so issued upon such conversion will be validly issued, fully paid and nonassessable, and free of preemptive rights, with no personal liability attaching to the ownership thereof.

(d) The Purchased Shares consist of mandatorily convertible preferred stock of Erickson having the terms, relative rights and preferences set forth in the certificate of designation in the form of Exhibit C hereto (the “Series A COD”). Erickson agrees that (i) the shares of Erickson Common Stock (as defined below) issuable upon conversion of the Purchased Shares shall have the same CUSIP number as the outstanding Erickson Common Stock, (ii) the shares of Erickson Common Stock issuable upon conversion of the Purchased Shares shall be listed on the same securities exchange(s) as the outstanding Erickson Common Stock, (iii) Erickson shall use commercially reasonable efforts to cause the removal of any restrictive legends on the certificates representing the Purchased Shares and the shares of Erickson Common Stock issuable upon conversion of the Purchased Shares on the six month anniversary of the Closing Date or as soon as practicable thereafter, upon receipt from the Investor of the certificate representing such Purchased Shares together with customary representations that the Purchased Shares may be resold under Rule 144 under the Securities Act; (iv) Erickson shall use reasonable best efforts to obtain the Stockholder Approval (as defined in the Series A COD) to, and to consummate, the conversion of the Purchased Shares into shares of Erickson Common Stock pursuant to Section 8 of the Series A COD, and (v) for so long as the Purchased Shares or any of the Shares of Erickson Common Stock issuable upon conversion of the Purchased Shares remain outstanding, Erickson shall file all reports required to be filed by it in compliance with Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and if at any time the Erickson is not required to file reports in compliance with Section 13 or Section 15(d) of the Exchange Act, Erickson at its expense will promptly, upon the written request of any Investor, make available adequate public information with respect to Erickson within the meaning of Rule 144(c)(2) under the Exchange Act.

(e) The Purchased Shares have been duly authorized by all necessary corporate action, and when issued and sold against receipt of the consideration therefor as provided in the Purchase Agreement, the Purchased Shares will be validly issued, fully paid and nonassessable and free and clear of all Liens and preemptive rights, with no personal liability attaching to the ownership thereof. The Erickson Common Stock issuable upon conversion of the Purchased Shares has been duly reserved for issuance. Following receipt of the requisite approval by the stockholders of Erickson of the conversion of the Purchased Shares into shares of Erickson Common Stock, the shares of Erickson Common Stock issuable upon the conversion of the Purchased Shares will have been duly authorized by all necessary corporate action and when so issued upon such conversion will be validly issued, fully paid and nonassessable, and free and clear of all Liens and preemptive rights, with no personal liability attaching to the ownership thereof.

(f) Neither the execution, delivery and performance of this Agreement by Erickson nor the consummation by Erickson of the transactions contemplated hereby, including the issuance of shares of Erickson Common Stock upon the conversion of the Purchased Shares, will (i) conflict with or result in any breach of any provision of the organizational documents of Erickson, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material agreement or other instrument or obligation to which Erickson is a party or by which Erickson or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Erickson or any of Erickson’s Affiliates or any of their respective properties or assets, except in the case of clauses (ii) and (iii) above, for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the business and operations of Erickson.

(g) Assuming the accuracy of the representations of the Investors in Section 3 of this Agreement and subject to filings, if any, pursuant to the Securities Act and applicable state securities laws, the offer, sale and issuance of the Purchased Shares in conformity with the terms of this Agreement, and the issuance of the Erickson Common Stock, if any, to be issued upon conversion of the Purchased Shares pursuant to the certificate of designation, will be issued in compliance with all applicable federal and state securities laws.

(h) SEC Reports; Financial Statements

(i) As of its filing date, the Form 10-K filed by Erickson with the Securities and Exchange Commission (the “SEC”) on March 8, 2013 (the “Erickson SEC Document”), Erickson has complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002, as the case may be, including, in each case, the rules and regulations promulgated thereunder.

(ii) Except to the extent that information contained in the Erickson SEC Document have been revised or superseded by a document the Erickson subsequently filed with the SEC prior to the date hereof, the Erickson SEC Document does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii) The financial statements (including the related notes thereto) included in the Erickson SEC Document comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Erickson and its subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments that were not, or are not expected to be, material in amount), all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC. Since March 8, 2013, Erickson has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, the rules of the SEC or policy or applicable law.

(iv) Since March 8, 2013, there has been no material and adverse change or development, or event involving such a prospective change, in the condition, business, properties or results of operations of Erickson or any of its subsidiaries.

(i) Erickson has delivered to the Investors a true, accurate and complete copy of the Purchase Agreement.

(j) Erickson has not entered into any arrangements that would obligate it to pay any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement.

5. Evergreen Representations and Warranties.

Evergreen hereby represents and warrants to Erickson and each Investor as follows:

(a) Evergreen has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Evergreen, and no other corporate proceedings are necessary to authorize this Agreement or for Evergreen to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Evergreen and constitutes a valid, legal and binding agreement of Evergreen, enforceable against Evergreen in accordance with its terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

(b) Neither the execution and delivery of this Agreement by Evergreen nor the consummation by Evergreen of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the organizational documents of Evergreen, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material agreement or other instrument or obligation to which Evergreen is a party or by which Evergreen or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Evergreen or any of Evergreen Affiliates or any of their respective properties or assets, except, in the case of clauses (ii) and (iii) above, for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably expected to prevent or materially impair or materially delay the transactions contemplated hereby.

6. Lock-Up.

Each Investor agrees that, from the date hereof through the earlier of (x) the termination of this Agreement and (y) the Closing, such Investor shall not, directly or indirectly, sell, transfer, assign or otherwise dispose of any of the Debt held by such Investor unless such sale, transfer, assignment or other disposition is to a party (each, a “Transferee”) who executes a joinder agreement in a form reasonably satisfactory to Erickson and Evergreen, pursuant to which such Transferee provides the representations and warranties contained in Section 3 of this Agreement and becomes a “Party” to and an “Investor” under this Agreement, without any additional consent of Evergreen or the Investors.

7. Assignment; Binding Effect.

Except as provided in Section 6, this Agreement may not be assigned by any Party without the prior written consent of each of the other Parties. This Agreement shall be binding upon, and inure to the benefit of the Parties and their respective successors, legal representatives, and permitted assigns.

8. Governing Law; Submission to Jurisdiction; Specific Performance.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of laws principles. Each Party hereby irrevocably submits to the jurisdiction of any state or federal court in the State of New York with respect to any action or legal proceeding commenced by any person or entity relating to or arising out of this Agreement, and consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address for such Party set forth on the signatures pages hereto or such other address as such Party shall furnish in writing to each other Party. Each Party waives any right to trial by jury in any action, matter or proceeding arising out of or relating to this Agreement or any provision hereof.

The Parties agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur and money damages would not provide an adequate remedy at law, and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity, without any requirement to the securing or posting of any bond in connection with such remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any Party may otherwise have at law or equity, and the exercise by any Party of any one remedy will not preclude the exercise of any other remedy.

9. Indemnity.

Each Investor, severally and not jointly, agrees to indemnify and hold harmless Erickson and Evergreen, and their respective officers, directors, and affiliates and each other person, if any, who controls any part thereof within the meaning of Section 15 of the Securities Act, and any employees or agents of the foregoing (collectively, “Control Persons”), against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) (“Losses”) arising out of or based upon a breach of any representation or warranty or failure to fulfill any obligation of such Investor, whether contained herein or in any other document furnished by such Investor, to any of the foregoing in connection with the transactions contemplated hereby. Erickson agrees to indemnify and hold harmless each Investor and its respective Control Persons against any and all Losses arising out of or based upon a breach of any representation or warranty or failure to fulfill any obligation of Erickson, whether contained herein or in any other document furnished by Erickson to such Investor in connection with the transactions contemplated hereby. Evergreen agrees to indemnify and hold harmless each Investor and its respective Control Persons against any and all Losses arising out of or based upon a breach of any representation or warranty or failure to fulfill any obligation of Evergreen, whether contained herein or in any other document furnished by Evergreen to such Investor in connection with the transactions contemplated hereby.

10. Amendments.

Except as expressly provided in this Agreement, this Agreement may not be amended, modified, or revoked, and no provision of this Agreement may be waived, without the prior written consent of each of the Parties. No waiver of any of the provisions of this Agreement will be deemed to be or will constitute a continuing waiver. No waiver will be binding unless executed in writing by the Party making the waiver.

11. Miscellaneous.

(a) This Agreement and the documents referenced herein represent the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by each of the Parties.

(b) Each of the Parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(c) The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein, and no action taken by an Investor pursuant hereto, shall be deemed to constitute the Investor as, and Evergreen and Erickson acknowledge that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group. A default by any Investor of its obligations under this Agreement shall not constitute a default by any other Investor under this Agreement and, except with respect to the default Investor, shall not relieve Evergreen or Erickson of its obligations to any other Investor.

(d) This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. Original signatures hereto may be delivered by facsimile or by portable data format (PDF) which shall be deemed originals.

(e) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or law or under any applicable rule or regulation of any governmental body, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, law, rule or regulation. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(f) Any notice, demand or other communication to which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

(g) Except as provided in the following sentence, no rights, benefits or remedies of any nature whatsoever, express or implied, under or by reason of this Agreement are intended to or are conferred upon any person other than the Parties or their respective successors and permitted assigns. Notwithstanding anything herein to the contrary, each Consenting 1st Lien Lender shall be a third party beneficiary to the agreements and obligations of Evergreen and the Investors set forth in Sections 1(b) and 1(d) above, and shall have all of the rights, benefits and privileges of a third party beneficiary in connection therewith.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the date and year first written above.

INVESTORS:

ZM PRIVATE EQUITY FUND I LP

By:	/s/ Quinn Morgan
Name:	Quinn Morgan
Title:	Authorized Signatory

ZM PRIVATE EQUITY FUND II LP

By:	/s/ Quinn Morgan
Name:	Quinn Morgan
Title:	Authorized Signatory

10TH LANE FINANCE CO LLC

By:	/s/ Quinn Morgan
Name:	Quinn Morgan
Title:	Authorized Signatory

[Signature Page to Second Lien Stock Purchase Agreement]

INVESTORS:

CETUS CAPITAL II LLC

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

[Signature Page to Second Lien Stock Purchase Agreement]

INVESTORS:

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND, LP

By: WS Partners, L.L.C., its general partner

By:	/s/ Q. Munir Alam
Name:	Q. Munir Alam
Title:	Managing Member

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND II, LP

By: WS Partners, L.L.C., its general partner

By:	/s/ Q. Munir Alam
Name:	Q. Munir Alam
Title:	Managing Member

[Signature Page to Second Lien Stock Purchase Agreement]

ERICKSON:

Erickson Air-Crane Incorporated

By:	/s/ Udo Rieder
Print Name:	Udo Rieder
Its:	President and CEO
Address:	5550 SW Macadam Ave, Suite 200
Portland, OR 97239

[Signature Page to Second Lien Stock Purchase Agreement]

EVERGREEN:

Evergreen International Aviation, Inc.

By:	/s/ A. Blythe Berselli
Print Name:	A. Blythe Berselli
Its:	President
Address:	3850 Three Mile Lane
McMinnville, OR 97128

[Signature Page to Second Lien Stock Purchase Agreement]

EXHIBIT A

PURCHASED SHARES – TRANCHE 1

EXHIBIT B

PURCHASED SHARES – TRANCHE 2

EXHIBIT C

Form of Certificate of Designation

(See attached)